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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 14, 2003

                              ____________________


                      Peoples-Sidney Financial Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                       0-22223                 31-1499862
(State or other jurisdiction of      (Commission File        (IRS Employer
 incorporation or organization)           Number)            Identification No.)


                     101 E. Court Street, Sidney, Ohio    45365
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (937) 492-6129


                              ____________________




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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.
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99.1    Press Release of Peoples-Sidney  Financial  Corporation,  dated October
        14, 2003.



Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

     The Registrant is making this disclosure under Item 12 of Form 8-K, but in accordance with SEC Release 33-8216, it is set forth under Item 9. The information in this Form 8-K, including the exhibits, shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

     On October 14, 2003, Peoples-Sidney Financial Corporation issued a press release announcing its first quarter earnings for the fiscal year ending June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 2003

                                  PEOPLES-SIDNEY FINANCIAL CORPORATION



                                  By:      /s/ Douglas Stewart
                                           -------------------------------------
                                           Douglas Stewart
                                           President and Chief Executive Officer


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                                  Exhibit Index
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Exhibit
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Number                          Description of Exhibit
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99.1    Press Release of Peoples-Sidney Financial Corporation, dated October 14,
        2003.